MUTUAL FUND SERIES TRUST

Catalyst/SMH Total Return Income Fund Class A: TRIFX Class C: TRICX Class I: TRIIX

(the “Fund”)

August 7, 2026

The information in this Supplement amends certain information contained in the Summary Prospectus for the Fund, dated November 1, 2025, and should be read in conjunction with such Summary Prospectus.

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Effective August 1, 2026, Larry Holzenthaler Jr., Senior Portfolio Manager of Catalyst Capital Advisors LLC (the “Advisor”) is a Portfolio Manager of the Fund. Dwayne Moyers, President, Chief Investment Officer and Senior Portfolio Manager of SMH Capital Advisors, LLC (the “Sub-Advisor”), Lisa Haley, Vice President, Chief Compliance Officer, Chief Operations Officer and Assistant Portfolio Manager of the Sub-Advisor, and Brandon Allred, Portfolio Manager of the Sub-Advisor, continue to serve as portfolio managers of the Fund. Mr. Moyers, Ms. Haley, Mr. Allred and Mr. Holzenthaler are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Accordingly, the Summary Prospectus is revised as follows:

The section of the Fund’s Summary Prospectus entitled “FUND SUMMARY: Catalyst/SMH Total Return Income - Portfolio Managers” is deleted and replaced with the following:

Portfolio Managers: Dwayne Moyers, President, Chief Investment Officer and Senior Portfolio Manager of the Sub-Advisor; Lisa Haley, Vice President, Chief Compliance Officer, Chief Operations Officer and Assistant Portfolio Manager of the Sub-Advisor; Brandon Allred, Portfolio Manager of the Sub-Advisor; and Larry Holzenthaler Jr., Senior Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers. Mr. Moyers, Ms. Haley, Mr. Allred and Mr. Holzenthaler are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Moyers has served the Fund in this capacity since the Fund commenced operations in 2008. Ms. Haley has served the Fund in this capacity since 2023. Mr. Allred has served the Fund in this capacity since 2025. Mr. Holzenthaler has served the Fund in this capacity since 2026.

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You should read this Supplement in conjunction with the Prospectus, the Summary Prospectus, and the Statement of Additional Information for the Fund, each dated November 1, 2025, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to Catalyst Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.